                                                                   EXHIBIT 99.2
DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.            CASE NUMBER:  01-10959 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JULY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached July Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ STEVE MOELLER
--------------------
Steve Moeller
Director, Accounting

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.             CASE NUMBER:  01-10959 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JULY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to July Monthly Operating Report


                                    Summary Of Bank, Investment & Petty Cash Accounts                           Attachment 1
                                    -------------------------------------------------
                                            Great Ocean Cruise Line, L.L.C.
                                            -------------------------------
Summary                                         Case No: 01-10959 (JCA)                                           Unaudited
                                                -----------------------
Great Ocean Cruise Line, LLC                    For Month Of July, 2002
                                                -----------------------

                                               Balances
                                    ------------------------------     Receipts &                Bank
                                       Opening          Closing       Disbursements           Statements          Account
Account                             As Of 7/01/02    As Of 7/31/02      Included               Included          Reconciled
-------                             -------------    -------------    -------------          -------------       ----------
Mississippi Queen Steamer             15,600.72        15,105.72             Yes                  No - Not             Yes
Hibernia                                                                                     Concentration
Account # - 812-502-719                                                                            Account

Mississippi Queen                          0.00             0.00         No - No                Not A Bank         No - No
Petty Cash                                                              Activity                   Account        Activity

                                                            Receipts & Disbursements                                Attachment 2
                                                        ------------------------
                                                        Great Ocean Cruise Line, L.L.C.
                                                        -------------------------------
R&D - Hibernia - MQ Steamer                                 Case No: 01-10959 (JCA)                                    Unaudited
                                                            -----------------------
                                                                    Hibernia
                                                                    --------
                                                       Mississippi Queen Steamer Account
                                                       ---------------------------------
                                                             Account # - 812-502-719
                                                             -----------------------
                                                             1 July 02 - 31 July 02
                                                             ----------------------
Opening Balance - 1 July 02
--------------------------
                                15,600.72


Receipts
--------





                                ---------
                                     0.00             Total Receipts


Disbursements
-------------





                                ---------
                                     0.00             Total Disbursements (* See Footnote)



Closing Balance - 31 July 02
----------------------------
                                15,105.72



         *$495.00 Of Disbursements Not Reflected In Disbursements Above Due To Being Reimbursed By Buyer Of Assets At Closing.

                                          Concentration & Investment Account Statements              Attachment 3
                                          ---------------------------------------------
                                                 Great Ocean Cruise Line, L.L.C.
                                                 -------------------------------
Summary                                              Case No: 01-10959 (JCA)
                                                     -----------------------
Great Ocean Cruise Line, LLC                         For Month Of July, 2002
                                                     -----------------------
Attach 3



          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                               Date: 14-AUG-02 16:54:46
INCOME STATEMENT - ATTACHMENT 4                    Page:   1
Current Period: JUL-02

currency USD
Company=21 (MISSISSIPPI QUEEN)
                                                           PTD-Actual
                                                           31-Jul-02
                                                           ----------
Revenue
Gross Revenue                                                    0.00
Allowances                                                       0.00
                                                           ----------
Net Revenue                                                      0.00

Operating Expenses
Air                                                              0.00
Hotel                                                            0.00
Commissions                                                      0.00
Onboard Expenses                                                 0.00
Passenger Expenses                                            (375.13)
Vessel Expenses                                                 62.81
Layup/Drydock Expense                                            0.00
Vessel Insurance                                            13,931.34
                                                           ----------
Total Operating Expenses                                    13,619.02

                                                           ----------
Gross Profit                                               (13,619.02)

SG&A Expenses
Sales & Marketing                                                0.00
Start-Up Costs                                                   0.00
                                                           ----------
Total SG&A Expenses                                              0.00

                                                           ----------
EBITDA                                                     (13,619.02)

Depreciation                                                     0.00

                                                           ----------
Operating Income                                           (13,619.02)

Other Expense/(Income)
Interest Income                                                  0.00
Equity in Earnings for Sub                                       0.00
Reorganization expenses                                          0.00
                                                           ----------
Total Other Expense/(Income)                                     0.00

                                                           ----------
Net Pretax Income/(Loss)                                   (13,619.02)

Income Tax Expense                                               0.00

                                                           ----------
Net Income/(Loss)                                          (13,619.02)
                                                           ==========

AMCV US SET OF BOOKS                                   Date: 14-AUG-02 17:03:38
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: JUL-02

currency USD
Company=21 (MISSISSIPPI QUEEN)
                                                    YTD-Actual            YTD-Actual
                                                    31-Jul-02              22-Oct-02
                                                  -------------         --------------
ASSETS

Cash and Equivalent                                   11,331.72              91,427.94

Restricted Cash                                            0.00                   0.00

Accounts Receivable                                        0.00              61,448.42

Inventories                                                0.00             387,173.50

Prepaid Expenses                                           0.00               9,438.70

Other Current Assets                                       0.00             (14,555.00)

                                                  -------------         --------------
Total Current Assets                                  11,331.72             534,933.56


Fixed Assets                                               0.00          32,530,486.54

Accumulated Depreciation                                   0.00         (22,994,750.57)

                                                  -------------         --------------
Net Fixed Assets                                           0.00           9,535,735.97


Net Goodwill                                               0.00                   0.00

Intercompany Due To/From                          21,746,034.56          19,836,574.32

Net Deferred Financing Fees                                0.00                   0.00

Net Investment in Subsidiaries                             0.00                   0.00

                                                  -------------         --------------
Total Other Assets                                21,746,034.56          19,836,574.32

                                                  -------------         --------------
Total Assets                                      21,757,366.28          29,907,243.85
                                                  =============         ==============

AMCV US SET OF BOOKS                                   Date: 14-AUG-02 17:03:38
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: JUL-02

currency USD
Company=21 (MISSISSIPPI QUEEN)
                                                    YTD-Actual             YTD-Actual
                                                    31-Jul-02              22-Oct-02
                                                  -------------          -------------
LIABILITIES

Accounts Payable                                       1,826.90               9,423.11

Accrued Liabilities                                    6,471.70             935,232.90

Deposits                                                   0.00                   0.00

                                                  -------------          -------------
Total Current Liabilities                              8,298.60             944,656.01


Long Term Debt                                             0.00                   0.00

Other Long Term Liabilities                                0.00                   0.00

                                                  -------------          -------------
Total Liabilities                                      8,298.60             944,656.01


Liabilities Subject to Compromise                  2,667,587.11           2,827,647.41


OWNER'S EQUITY

Common Stock                                               0.00                   0.00

Add'l Paid In Capital                              4,571,000.00           4,571,000.00

Current Net Income (Loss)                         (6,695,662.15)           (984,131.23)

Retained Earnings                                 21,206,142.72          22,548,071.66

                                                  -------------          -------------
Total Owner's Equity                              19,081,480.57          26,134,940.43

                                                  -------------          -------------
Total Liabilities & Equity                        21,757,366.28          29,907,243.85
                                                  =============          =============

Great Ocean Cruise Line, L.L.C.                        ATTACHMENT 6                                                01-10959 (JCA)
                                          Summary List of Due To/Due From Accounts
                                             Ror the Month Ended July 31, 2002



                                                                 Beginning                                             Ending
Affiliate Name                                Case Number         Balance            Debits         Credits            Balance
--------------                                -----------     --------------        --------       ---------       --------------
American Classic Voyages Co.                   01-10954        29,578,514.46            --              --          29,578,514.46
AMCV Cruise Operations, Inc.                   01-10967       (22,063,759.00)           --         16,528.63       (22,080,287.63)
The Delta Queen Steamboat Co.                  01-10970        17,670,609.52        5,894.15        8,433.34        17,668,070.33
DQSB II, Inc.                                  01-10974              (877.52)           --              --                (877.52)
Great AQ Steamboat, L.L.C                      01-10960            14,507.47            --              --              14,507.47
Great Pacific NW Cruise Line, L.L.C            01-10977            10,219.55            --              --              10,219.55
Great River Cruise Line, L.L.C                 01-10963          (503,950.75)           --              --            (503,950.75)
Cruise America Travel, Incorporated            01-10966        (2,953,907.27)           --              --          (2,953,907.27)
Delta Queen Coastal Voyages, L.L.C             01-10964            85,950.95            --              --              85,950.95
Cape Cod Light, L.L.C                          01-10962             4,980.00            --              --               4,980.00
Cape May Light, L.L.C                          01-10961             1,844.01            --              --               1,844.01
Project America, Inc.                          N/A                 (4,475.20)           --              --              (4,475.20)
Great Hawaiian Cruise Line, Inc.               01-10975           (37,394.43)           --              --             (37,394.43)
Great Hawaiian Properties Corporation          01-10971           (34,964.32)           --              --             (34,964.32)
Great Independence Ship Co.                    01-10969            (2,195.09)           --              --              (2,195.09)
                                                              --------------        --------       ---------       --------------
                                                               21,765,102.38        5,894.15       24,961.97        21,746,034.56
                                                              ==============        ========       =========       ==============

                         Great Ocean Cruise Line, L.L.C.
                                 01-10959 (JCA)




                            Accounts Receivable Aging
                               As of July 31, 2002







                                  Attachment 7


                                 Not Applicable

                                MISSISSIPPI QUEEN
                                AP-STEAMER CHECKS

                               21-000-221300-00000

                                     July-02

Outstanding Checks:

                          17103 Garrett TV & Appliances                 498.75
                          17104 Marvin Ross                             957.96
                          17165 Jim Coulson-MCI                          50.69
                          17183 S. Baham-Spiegel                         20.00
                          17190 C. Sisson-J. Sisson                     199.50
                          17248 A. Sisson-J. Sisson                     100.00


                                                                      --------
                          Total per G/L:                              1,826.90
                                                                      ========


                          ATTACHMENT #8

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.             CASE NUMBER:  01-10959 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF JULY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                  ATTACHMENT 9
                     NOTES TO JULY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. The Mississippi Queen resumed voyage sailing on May 7, 2002 (the "cut-off date"). Pursuant to the asset purchase agreement dated May 31, 2002 (the "close date"), the revenue and expenses between the cut-off date and the close date accrued to the benefit of the Purchaser. The cash disbursements for such expenses are not reflected herein on Attachment 2. An accounts receivable for these disbursements has been recorded on The Delta Queen Steamboat Co's books due to the Debtors' commingled cash management system.